Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

AAM BRENTVIEW DIVIDEND GROWTH ETF (BDIV)

(the “Fund”)

August 2, 2024

Supplement to the Prospectus
dated July 30, 2024

Effective immediately, the fifth paragraph within the section “Principal Investment Strategies” on page 2 of the Fund’s prospectus is hereby deleted in its entirety and replaced with the following:
The Fund’s anticipated portfolio holdings range between 30-40 companies. At its inception, the Fund may invest a significant portion (approximately 25%-30%) of its assets in the information technology sector.

Please retain this Supplement with your Prospectus for future reference.